UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2020 (July 10, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Explanatory Note

This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2020 by Nxt-ID, Inc. (the “Company”) regarding the Company’s offering of securities, in order to include, as exhibits, (i) the Form of Pre-Funded Common Stock Purchase Warrant; (ii) the Form of Warrant to Purchase Common Stock (Registered Warrant); (iii) the Form of Common Stock Purchase Warrant (Unregistered Warrant); (iv) the legal opinion of Sullivan & Worcester LLP as to the legality of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and the warrants being registered pursuant to the Prospectus Supplement also being filed with the SEC on July 13, 2020; and (v) the Form of Securities Purchase Agreement, dated as of July 10, 2020. This report also corrects an error in the dates of the filing of the Registration Statement and the date that it was declared effective in the second paragraph of Item 1.01 of the Form 8-K. Other than the addition of the 9.01 exhibits and the correction of such dates, there is no other change to the body of the original filing.

Item 1.01. Entry into a Material Definitive Agreement

On July 10, 2020, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with two (2) accredited investors (the “Investors”) providing for the issuance of (i) 3,778,513 shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”); (ii) pre-funded warrants to purchase up to an aggregate of 734,965 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.01 per share, subject to customary adjustments thereunder (the “Pre-Funded Warrants”); (iii) warrants, with a term of five (5) years exercisable immediately upon issuance, to purchase an aggregate of up to 1,579,718 shares of Common Stock (the “Registered Warrant Shares”) at an exercise price of $0.50 per share, subject to customary adjustments thereunder (the “Registered Warrants”); and (iv) warrants, with a term of five and one-half (5.5) years first exercisable six (6) months after issuance, to purchase an aggregate of up to 3,750,000 shares of Common Stock (the “Unregistered Warrant Shares”) at an exercise price of $0.65 per share, subject to customary adjustments thereunder (the “Unregistered Warrants”). Each Investor has the right to elect to be issued Pre-Funded Warrants, in lieu of Shares, in the event that the issuance of Shares to such Investor would cause such Investor to beneficially own greater than 4.99% of the Company’s issued and outstanding shares of Common Stock. If, at the time a holder exercises its Registered Warrants or Unregistered Warrants, as applicable, a registration statement registering the issuance of the Registered Warrant Shares or Unregistered Warrant Shares, as applicable, is not then effective or available, then the holder may exercise (either in whole or in part) on a cashless exercise basis and receive the net number of shares of Common Stock determined according to a formula set forth in the Registered Warrants or Unregistered Warrants, as applicable. The Shares, the Pre-Funded Warrants, the Pre-Funded Warrants Shares, the Registered Warrants, the Registered Warrant Shares, the Unregistered Warrants and the Unregistered Warrant Shares are collectively referred to as the “Securities.” Pursuant to the Purchase Agreement, the Investors are purchasing the Securities for an aggregate purchase price of $1,864,517.76.

Pursuant to the Purchase Agreement, an aggregate of (i) 3,778,513 Shares, (ii) Pre-Funded Warrants to purchase up to 734,965 Pre-Funded Warrant Shares and (iii) Registered Warrants to purchase up to 1,579,718 Registered Warrant Shares will be issued to the Investors in a registered direct offering (the “Registered Offering”) and registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-228624), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2018, and was declared effective on December 12, 2018 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Registered Offering on or about July 13, 2020.

Pursuant to the Purchase Agreement, the Company will also issue to the Investors in a concurrent private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement”, and together with the Registered Offering, the “Offering”), the Unregistered Warrants and the Unregistered Warrant Shares.

The Company expects the Offering to close on or about July 14, 2020, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company or otherwise had pre-existing relationships with the Company; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the securities. The Investors represented that they are accredited investors and purchased the Securities for investment and not with a view to distribution.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering will be available on the SEC’s web site at http://www.sec.gov.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Pre-Funded Common Stock Purchase Warrant.
Exhibit 4.2	Form of Warrant to Purchase Common Stock (Registered Warrant)
Exhibit 4.3	Form of Common Stock Purchase Warrant (Unregistered Warrant)
Exhibit 5.1	Opinion of Sullivan & Worcester LLP.
Exhibit 10.1	Form of Securities Purchase Agreement, dated as of July 10, 2020, by and between the Company and the Investors.
Exhibit 23.1	Consent of Sullivan & Worcester LLP (included in opinion of Sullivan & Worcester LLP filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

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